UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2012

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RAMIUS FUNDS

Ramius Trading Strategies Managed Futures Fund
(Class A: RTSRX)
(Class I: RTSIX)

ANNUAL REPORT
December 31, 2012

Ramius Trading Strategies Managed Futures Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders.	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	32
Supplemental Information	33
Expense Example	35

This report is submitted for the general information of the shareholders of the Ramius Trading Strategies Managed Futures Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.ramiusmutualfunds.com

Dear Fellow Shareholder:

We are pleased to provide our annual letter for the Ramius Trading Strategies Managed Futures Fund (the “Fund”) including an overview of the market environment and commentary on Fund performance.  We appreciate your continued support.

Overview of Market Environment: January 1, 2012 – December 31, 2012

During the first quarter of 2012, economic activity in the U.S. remained mixed but an increasing number of economic data releases fell below consensus estimates. There was still a bias towards positive news and much of the decline can likely be pinned on consensus expectations having caught up with the better data. Activity in other parts of the world, however, continued to exceed consensus estimates at a steady rate, primarily in the emerging markets but also in parts of the Eurozone. This improvement is a function of sustained, dovish monetary policies in the largest economic regions and also from easing trends enacted in smaller growth oriented markets which, until recently, followed a more hawkish stance.

Despite the higher tendency for U.S. economic data to fall short of expectations, the numbers seemed to paint a picture of relative stability, particularly readings on the labor market, including initial claims for unemployment insurance, which were decidedly more upbeat. The Federal Reserve System (the “Fed”), however, was somewhat less moved by the data, calling the job market “far from normal” during recent testimony to Congress, noting the output gap between payroll gains and the level of output growth. Some Fed participants expressed the view that recent increases in payrolls likely reflected, in part, a reversal of the sharp cuts in employment during the recession, a scenario consistent with the weak readings on productivity growth of late. In this view, the recent pace of employment gains might not be sustained if the growth rate of spending did not pick up.

We observed a continuation of price stability across financial markets into the first quarter, extending the activity that started last fall. On balance, U.S. financial conditions were somewhat more supportive of growth and strains in global financial markets eased as domestic and foreign economic data were generally better than expected. Investors also appeared to see diminished downside risks associated with the situation in Europe thanks to the second LTRO (long-term refinancing operations) facility employed in late February. Certainly though, economic data in March was not as good as it was in January and February.

During the second quarter, the rate of change in economic activity experienced a downside bias with visibility being quoted as low and deteriorating by corporate executives. The key data points surrounding manufacturing output had rolled over again as the European debt crises, slower growth in China and the impending fiscal contraction (cliff) in 2013 all weighed on order, output and inventory.

An important dynamic or driver for growth is the extension of credit and this is likely to be the source of greater differentiation of economic activity going forward. Europe will be the laggard within the story of differentiation for many years, as over-levered banks and governments are forced to reduce leverage and constrain credit growth into these markets. With 17.5 million people now unemployed across Europe and little growth stories and policies on the agenda it is not hard to see a case of increased social unrest and heightened policy uncertainty. In the U.S. and Asia (excluding Japan) governments, banks and corporates find themselves in a stronger position to extend credit into the economy in order to put in place an important foundation for some stability in growth rates.

Over the course of June, economic data across the globe was negative with the headline release of the U.S. IMS Manufacturing data (below the lowest economic estimate provided to Bloomberg) being one of the key low points. The composition of the data points suggested no immediate rebound as inventories moved higher and unfilled, and new orders lower.

During the third quarter, the global growth environment started to stabilize, especially in the U.S. where the pace of economic data coming in above consensus expectations has been accelerating since summer. A similar trend was seen in Europe, albeit to a lesser extent while that region remains in recession.

Central bank activity, while robust, has been more closely aligned with supporting financial asset markets as opposed to directly impacting economic performance, a function of their reliance upon non-traditional monetary levers. Unlike previous cycles of central bank support there will be a necessary lag between actions and economic response that leaves open the prospect for the emergence of negative data before the traction is felt in a broad enough manner. If this risk emerges it is likely to reverse much of the recent progress as politicians and policy makers struggle to find a response.

Emerging market (“EM”) economic momentum began to fade during the third quarter, led by the declining pace of global trade. Central banks in these markets possess more traditional monetary resources as compared to other markets and it is likely they continue on their dovish pace to propel growth. However if the developed markets fail to generate enough demand it could hinder EM growth prospects as EM consumer demand activity still lags the export sector.

The environment for risk taking was considered favorable as markets were less vulnerable to share downturns given cautious investor positioning and major central bank support. Against this backdrop financial markets performed well despite an unusually weak economic recovery, which is likely due to the actions of the Fed and European Central Bank (“ECB”). Another big move up would, however, likely require better news on global growth. This would be especially well received by investors as consensus forecasts have been revised lower in nearly every region.

The fourth quarter was a period where economic activity moved to a firmer footing in both the U.S. and China while in Europe recessionary conditions persisted and pushed into core parts of Europe while Japan’s renewed recession pushed policy makers to snap elections.

From an economic perspective the key drivers in the U.S. were across labor, consumer confidence, consumption and housing while more export and manufacturing sensitive data remained more tepid.

A combination of improved household formation and low debt serviceability costs is supporting house prices and other housing market related data. With respect to a contribution to economic activity the laggard in the U.S. was corporate investment and government spending. The latter is not expected to grow given the fiscal dynamic, including spending cuts, facing the U.S. while the absence of corporate spending speaks more to the lack of clarity that corporations feel they have over both the economy and future government policy.

An improvement in housing, consumer confidence and capital spending has the potential to at least improve the velocity of money supply through the economy as opposed to financial assets only, benefiting from ultra-loose monetary conditions.

Europe remains the growth concern in the world with recessionary conditions pushing from the periphery to the core over the third quarter as countries like Germany, Sweden and France faced contraction. The headwinds of Europe have become more structural and government indebtedness and persistently high bank leverage versus core equity ratios result in very little credit extension taking place in the real economy. This coupled with ongoing unproductive labor force will keep any growth subdued for the medium term.

The fourth quarter did see a significant number of potential tail scenarios pass with somewhat calm. The U.S. presidential race, the change in Chinese leadership, an agreement on the medium term refinance plans for Greece and a partial agreement on tax related issues that form part of the U.S. fiscal cliff drama.

Asset class performance was mixed over the quarter with global equities moving higher while non U.S. markets lead the U.S. which was modestly lower. Commodities were lower although rallied toward the end of the quarter and in credit all spread products performed strongly given the persistently low level of yields available to investors. Outperformance was dominated by more cyclical markets given the improvement in Chinese growth while in Japan strong equity market performance coincided with Yen weakness as a result of the change in political leadership to the Liberal Democratic Party which promoted aggressive fiscal stimulus and increased non-conventional monetary policy as key mandate objectives.

The leadership that the U.S. markets had for the first half of the year reversed in the second half. In the fourth quarter the U.S. equity markets subdued performance after QE3 announcements suggests that the upside asset class sensitivity to Fed policy has potentially peaked.

Central banks have gone to extreme lengths to reduce market tail risk with additional traditional easing policies from the ECB as well as unconventional policies in the form of OMT (open market transactions) and LTRO (long term refinancing operations) in Europe and QE3 in the U.S, all resulting in governments and banks alike not facing refinancing stress but rather forcing down interest rates to improve debt serviceability and spur increased risk appetite for risky assets and drive the wealth effect higher.

These policies have led to an ongoing compression of volatility throughout 2012 resulting in more 1 sigma moves to the upside in 2012 than to the downside by a ratio of 1.3:1.

Discussion of Fund Performance

From January 1, 2012 through December 31, 2012, Class A shares depreciated by -1.86% and -7.23% on a net asset value basis and including the maximum sales load of 5.50%, respectively and Class I shares depreciated by -1.55%. Total annual operating expenses for Class A and Class I are 4.82% and 4.57% respectively.

The first quarter of 2012 was moderately negative for the Fund. Those results can be primarily attributed to positioning within the currencies, bonds, base and precious metals and grains sectors.  Positive performance was generated by the equity, rates, and energy sectors. At the end of the quarter, the Fund was long the Australian dollar and emerging market currencies offset by short positioning in the Euro, Japanese yen and Canadian dollar. Within commodities, the Fund was long oil energy, crops/grains and precious metals with net short positioning in base metals and natural gas. Within the interest rate allocation, the Fund’s exposure was concentrated on the short end of the curve globally.  Equity allocations were well diversified between the US/Canada, Europe, UK and Japan during the quarter.

The second quarter of 2012 was challenging.  April was relatively flat and May produced positive performance as managers benefitted from the rally in global bond markets, U.S. dollar strength against the EUR and a sell-off in commodities. The equity exposure in various managers was relatively low during the month so the equity sell-off did not have a meaningful impact on performance.  However, June proved to be a difficult month as the positive policy surprise out of the European Summit led to a rally in the Euro, equities, commodities and bond yields for US and German government debt.  Generally managers were poorly positioned for this price action across asset classes and as a result faced significant losses, particularly on the final day of the month.

The third quarter was generally profitable for the Fund. July was positive as rallies resumed in U.S., German, and UK bonds as well as in the U.S. dollar against the EUR which helped trend followers. Additionally, some managers were able to benefit from the rally in the prices of corn, soybeans, and other agricultural commodities which were lifted by the draught in the American midwest.  In August, market participants continued to digest the strong rhetoric from ECB president Draghi in July to do whatever it takes to support the Eurozone and in particular peripheral Sovereign funding stress. Performance on the month was in large part a function of how quickly managers came to the conclusion that the ECB’s policy stance represented a radical shift that demanded a change to bearishly positioned portfolios.  September brought a significant amount of dispersion to macro manager performance. Broadly speaking, managers that were more defensively positioned were tested and underperformed, as policy action was decidedly pro-risk.

 The fourth quarter was another difficult quarter for the managed futures strategy with October being particularly challenging as market trends broadly reversed. The reflation theme that gained credence among managers due to forceful policy action by the Fed and ECB lost steam during the month as long equity, commodities (gold), and short USD (vs. cyclical currencies) positioning generally did not perform. November was a strong month for the strategy, partly compensating for the October losses as fixed income rallied, particularly in the European peripheral markets like Spain and Italy and as “lower for longer” trades in interest rate futures like Eurodollar also worked well.  December was a strong month for the strategy, driven primarily by one trade – Japan. With a new prime minister and soon to be a new BOJ governor, the anticipation of a new monetary regime to end deflation led the macro community to position significant shorts in the currency and longs in equity. Across other asset classes, despite the weakness in equities towards the end of the month due to fiscal cliff concerns, many managers benefited from long European equity exposure and other pro-risk trades such as longs in European peripheral debt positions and credit.  Long gold and duration in the U.S. were the most notable detractors for certain managers on the month.

Given this volatile environment, we continue to believe it is important for the Fund to be actively managed and well diversified within currencies, commodities, bonds and equities. We believe the Fund is performing consistent with its expectations given the environment. For example, the Newedge CTA Index declined by –2.84% for this reporting period.

     Ramius Trading Strategies LLC

This material is not authorized for use unless accompanied or preceded by a prospectus.

Footnotes and disclosures:

The views in this letter were as of January 2013 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

An investment in the Fund is subject to risks, and you could lose money on your investment.  Additionally, the Fund utilizes investment strategies that are non-traditional and may be highly volatile.  Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio.

The Fund intends to achieve exposure to the commodity and financial futures markets primarily by investing in the Subsidiary, which, in turn, will invest in the Trading Entities. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Code. Income derived from direct investments in commodities is not qualifying income. The Internal Revenue Service (the “IRS”) has issued a revenue ruling and private letter rulings. However, these rulings apply only to the taxpayers that requested them and may not be used or cited as precedent. The Fund has not received and does not intend to seek such a ruling from the IRS. Rather, the Fund intends to take the position that income from the Fund’s investment in commodity index-linked notes and in the Subsidiary will constitute qualifying income for these purposes, but this tax treatment is not entirely clear. Moreover, the tax treatment of the Fund’s investment in commodity index-linked notes or of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS. If income derived by the Fund does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if distributed to shareholders. Distributions out of earnings and profits would be taxed to shareholders as dividend income. The Advisor may also consider potentially liquidating the Fund.

The investment processes used could fail to achieve the Fund’s investment objective and cause your investment to lose value. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The use of derivatives can be highly volatile, illiquid and difficult to manage. Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk, pricing risk and leveraging risk. The use of derivatives including futures and forward contracts, and ETFs may reduce returns and/or increase volatility. The Fund will invest a percentage of its assets in derivatives, such as futures and options contracts. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives. The Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures. Although futures contracts are generally liquid instruments, under certain market conditions there may not always be a liquid ordinary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts. Over-the-counter transactions are subject to little, if any, regulation and may be subject to the risk of counterparty default. A portion of the Fund’s assets may be used to trade OTC commodity interest contracts, such as forward contracts and other commodities or spot contracts. A substantial portion of the trades of the global macro programs, if any, are expected to take place on markets or exchanges outside the United States. Short sales are speculative transactions and involve special risks, including that the Fund’s losses are potentially unlimited. The Fund may take short positions, directly and indirectly through the Subsidiary, in derivatives. If a derivative in which the Fund has a short position increases in price, the underlying Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund is non-diversified meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of a single position.

Newedge CTA Index:  The Newedge CTA Index is an equal weighted index that calculates the daily rate of return for a pool of CRAs selected from the larger managers that are open to new investment.

Index performance is not indicative of Fund performance.  It is not possible to invest directly in an index.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The Fund is distributed by IMST Distributors, LLC.

Ramius Trading Strategies Managed Futures Fund
FUND PERFORMANCE at December 31, 2012

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, made at its inception with a similar investment in the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.  Results include the reinvestment of all dividends and capital gains.  The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assume reinvestment of all income.  The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of December 31, 2012
Share Class	1 Year	Since Inception* (9/13/11)
At NAV
Class A	-1.76%	-3.79%
Class I	-1.45%	-3.56%
With Maximum Sales Load
Class A	-7.13%	-7.88%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.11%	0.08%
*Annualized Return.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling 1-877-6RAMIUS or by visiting www.ramiusmutualfunds.com.

Gross and Net Expense Ratios for Class A Shares are 4.82% and 4.37% respectively, and for Class I Shares are 4.57% and 4.12% respectively, which are the amounts stated in the current prospectus dated April 30, 2012. The Advisor’s contractual agreement to waive its fees and/or absorb expenses is in effect until April 30, 2013 (when it will automatically renew for an additional one year period).

The Fund’s Class A Shares total returns reflect payment of the maximum sales charge of 5.50%.  The total returns of individual share classes will differ due to varying expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.  The Advisor has waived fees or expenses; absent such waivers, the Fund’s returns would have been lower.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2012

Principal Amount		Value
	COMMERCIAL PAPER – 43.7%
$3,675,000	American Water Capital Corp. 0.406%, 1/4/2013	$3,674,878
4,000,000	AutoZone, Inc. 0.355%, 1/7/2013	3,999,767
3,652,000	Avery Dennison 0.304%, 1/2/2013	3,651,970
4,000,000	Darden Restaurants, Inc. 0.284%, 1/2/2013	3,999,969
4,000,000	DIRECTV Holdings, LLC 0.426%, 1/29/2013	3,998,693
4,000,000	Enbridge Energy Management, LLC 0.365%, 1/9/2013	3,999,680
4,000,000	ENI Finance, Inc. 0.700%, 1/14/2013	3,999,003
4,400,000	Glencore International PLC 0.558%, 1/10/2013	4,399,395
3,000,000	Hasbro, Inc. 0.355%, 1/2/2013	2,999,971
4,000,000	National Grid PLC 0.558%, 1/3/2013	3,999,878
4,000,000	ONEOK, Inc. 0.416%, 1/29/2013	3,998,724
4,000,000	South Jersey Gas 0.335%, 1/2/2013	3,999,963
4,000,000	The Kroger Co. 0.375%, 1/2/2013	3,999,959
	TOTAL COMMERCIAL PAPER (Cost $50,721,850)	50,721,850

	CORPORATE BONDS – 28.7%
5,000,000	American Honda Finance Corp. 0.530%, 11/3/20141, 2	5,005,250
4,000,000	Daimler Finance North America, LLC 1.677%, 7/11/20131, 2	4,021,124
4,000,000	Goldman Sachs Group, Inc. 5.250%, 10/15/2013	4,140,852
5,000,000	International Bank for Reconstruction & Development 0.400%, 3/5/20143	5,012,940
5,000,000	Metropolitan Life Global Funding I 0.659%, 3/19/20141, 2	5,006,290
5,000,000	Royal Bank of Canada 2.250%, 3/15/2013	5,021,140
5,000,000	Wells Fargo & Co. 4.375%, 1/31/2013	5,012,081
	TOTAL CORPORATE BONDS (Cost $33,193,179)	33,219,677

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012

Principal Amount		Value
	U.S. GOVERNMENT AGENCIES – 7.6%
5,000,000	Federal Home Loan Banks 0.500%, 1/8/20163	$5,005,145
3,579,000	Federal National Mortgage Association 5.125%, 1/2/2014	3,754,525
	TOTAL U.S. GOVERNMENT AGENCIES (Cost $8,735,491)	8,759,670

Number of Contracts
	PURCHASED OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
	CME Australian Dollar Futures
66	Exercise Price: $102, Expiration Date: January 8, 2013	3,960
	CME S&P 500® E-Mini Futures
49	Exercise Price: $1,325, Expiration Date: March 18, 2013	40,425
	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $78,489)	44,385

Number of Shares
	SHORT-TERM INVESTMENTS – 0.0%
56,815	Fidelity Institutional Money Market Fund, 0.141%4	56,815
	TOTAL SHORT-TERM INVESTMENTS (Cost $56,815)	56,815
	TOTAL INVESTMENTS – 80.0% (Cost $92,785,824)	92,802,397
	Other Assets in Excess of Liabilities5 – 20.0%	23,155,239
	TOTAL NET ASSETS – 100.0%	$115,957,636

LLC – Limited Liability Company
PLC – Public Limited Company

1	Variable, floating or step rate security.
2
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

3	Callable.
4	The rate is the annualized seven-day yield at period end.
5	Includes appreciation (depreciation) on forward contracts, futures contracts and written options contracts.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012

FORWARD CONTRACTS
		Currency	Value At		Unrealized
		Amount	Settlement	Value At	Appreciation
Purchase Contracts	Currency Exchange	Purchased	Date	December 31, 2012	(Depreciation)
Australian Dollar	AUD per USD	23,163,793	$24,167,278	$23,949,399	$(217,879)
Brazilian Real	BRL per USD	6,563,574	3,118,571	3,167,612	49,041
British Pound	GBP per EUR	201,973	326,131	328,196	2,065
British Pound	GBP per USD	17,368,081	27,985,315	28,227,794	242,479
Canadian Dollar	CAD per USD	13,754,085	13,898,631	13,833,371	(65,260)
Chilean Peso	CLP per USD	2,108,233,367	4,367,475	4,362,022	(5,453)
Chinese Yuan	CNY per USD	14,600,214	2,300,000	2,315,274	15,274
Columbian Peso	COP per USD	1,121,834,456	619,309	630,358	11,049
Czech Republic Koruna	CZK per EUR	16,391,537	860,167	862,334	2,167
Czech Republic Koruna	CZK per USD	50,372,544	2,631,528	2,651,282	19,754
Euro	EUR per CZK	650,000	849,784	858,079	8,295
Euro	EUR per GBP	250,000	329,939	330,030	91
Euro	EUR per HUF	1,300,000	1,716,823	1,716,458	(365)
Euro	EUR per JPY	500,000	654,697	660,061	5,364
Euro	EUR per NOK	3,000,000	3,960,503	3,960,740	237
Euro	EUR per PLN	1,400,000	1,849,274	1,848,546	(728)
Euro	EUR per SEK	750,000	1,055,934	1,056,398	464
Euro	EUR per USD	15,062,550	19,842,076	19,895,481	53,405
Hungarian Forint	HUF per EUR	369,385,099	1,707,645	1,668,532	(39,113)
Hungarian Forint	HUF per USD	1,329,054,089	6,044,984	5,978,729	(66,255)
Indian Rupee	INR per USD	305,126,323	5,518,262	5,486,480	(31,782)
Indonesian Rupiah	IDR per USD	100,228,317,107	10,275,685	10,162,899	(112,786)
Israeli Shekel	ILS per USD	607,139	160,218	162,183	1,965
Japanese Yen	JPY per EUR	55,574,194	659,712	641,164	(18,548)
Japanese Yen	JPY per USD	1,638,157,040	19,540,410	18,896,129	(644,281)
Malaysian Ringgit	MYR per USD	3,916,160	1,278,796	1,278,509	(287)
Mexican Peso	MXN per USD	54,194,148	4,189,862	4,192,337	2,475
New Zealand Dollar	NZD per USD	21,231,664	17,636,967	17,478,396	(158,571)
Norwegian Krone	NOK per EUR	22,102,542	3,929,126	3,970,879	41,753
Norwegian Krone	NOK per SEK	1,000,000	177,933	179,218	1,285
Norwegian Krone	NOK per USD	95,990,895	17,020,033	17,203,213	183,180
Peruvian Nuevo Sol	PEN per USD	557,576	216,809	217,807	998
Philippine Peso	PHP per USD	68,976,969	1,680,594	1,687,900	7,306
Polish Zloty	PLN per EUR	5,776,040	1,840,930	1,855,811	14,881
Polish Zloty	PLN per USD	19,445,044	6,109,361	6,216,553	107,192
Russian Ruble	RUB per USD	146,237,596	4,663,961	4,732,940	68,979
Singapore Dollar	SGD per USD	4,868,816	3,987,440	3,986,418	(1,022)
South African Rand	ZAR per USD	29,740,249	3,401,603	3,482,980	81,377
South Korean Won	KRW per USD	4,149,000,404	3,816,648	3,872,953	56,305
Swedish Krona	SEK per EUR	6,927,501	1,042,368	1,063,184	20,816
Swedish Krona	SEK per NOK	1,172,896	180,287	179,819	(468)
Swedish Krona	SEK per USD	66,141,191	9,982,271	10,140,243	157,972
Swiss Franc	CHF per USD	646,311	700,000	706,430	6,430
Taiwan Dollar	TWD per USD	61,949,262	2,142,854	2,146,706	3,852
Thai Baht	THB per USD	23,115,371	750,305	753,320	3,015
Turkish Lira	TRY per USD	22,032,571	12,174,366	12,222,997	48,631
			251,362,865	251,218,164	(144,701)

Sale Contracts
Australian Dollar	USD per AUD	(11,568,550)	(12,045,621)	(11,964,711)	80,910
Brazilian Real	USD per BRL	(5,637,736)	(2,681,808)	(2,720,767)	(38,959)
British Pound	EUR per GBP	(203,203)	(329,939)	(330,195)	(256)
British Pound	USD per GBP	(15,002,469)	(24,183,010)	(24,382,989)	(199,979)
Canadian Dollar	USD per CAD	(20,041,069)	(20,221,670)	(20,156,410)	65,260
Chilean Peso	USD per CLP	(1,218,305,575)	(2,524,524)	(2,521,380)	3,144
Chinese Yuan	USD per CNY	(14,501,332)	(2,300,000)	(2,299,585)	415
Columbian Peso	USD per COP	(304,987,164)	(169,010)	(171,372)	(2,362)
Czech Republic Koruna	EUR per CZK	(16,412,825)	(849,784)	(863,454)	(13,670)
Czech Republic Koruna	USD per CZK	(70,637,003)	(3,664,217)	(3,717,868)	(53,651)
Euro	CZK per EUR	(650,000)	(860,167)	(858,079)	2,088
Euro	GBP per EUR	(250,000)	(326,131)	(330,030)	(3,899)
Euro	HUF per EUR	(1,300,000)	(1,707,645)	(1,716,458)	(8,813)
Euro	JPY per EUR	(500,000)	(659,713)	(660,061)	(348)
Euro	NOK per EUR	(3,000,000)	(3,929,126)	(3,960,739)	(31,613)
Euro	PLN per EUR	(1,400,000)	(1,840,930)	(1,848,546)	(7,616)
Euro	SEK per EUR	(800,000)	(1,042,369)	(1,056,398)	(14,029)
Euro	USD per EUR	(18,384,640)	(23,975,303)	(24,283,538)	(308,235)

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012

		Currency	Value At		Unrealized
		Amount	Settlement	Value At	Appreciation
Sale Contracts (Continued)	Currency Exchange	Sold	Date	December 31, 2012	(Depreciation)
Hungarian Forint	EUR per HUF	(374,392,914)	$(1,716,823)	$(1,691,165)	$25,658
Hungarian Forint	USD per HUF	(619,475,519)	(2,808,791)	(2,786,693)	22,098
Indian Rupee	USD per INR	(123,826,046)	(2,218,209)	(2,226,910)	(8,701)
Indonesian Rupiah	USD per IDR	(33,233,870,164)	(3,377,540)	(3,373,218)	4,322
Israeli Shekel	USD per ILS	(1,265,437)	(331,005)	(338,033)	(7,028)
Japanese Yen	EUR per JPY	(54,189,632)	(654,696)	(625,190)	29,506
Japanese Yen	USD per JPY	(1,849,217,588)	(22,291,528)	(21,330,660)	960,868
Malaysian Ringgit	USD per MYR	(1,925,382)	(627,935)	(628,910)	(975)
Mexican Peso	USD per MXN	(25,756,034)	(1,996,271)	(1,993,394)	2,877
New Zealand Dollar	USD per NZD	(11,803,557)	(9,777,366)	(9,720,045)	57,321
Norwegian Krone	EUR per NOK	(22,119,039)	(3,960,503)	(3,973,837)	(13,334)
Norwegian Krone	SEK per NOK	(1,000,000)	(180,287)	(179,218)	1,069
Norwegian Krone	USD per NOK	(42,502,732)	(7,568,200)	(7,617,176)	(48,976)
Peruvian Nuevo Sol	USD per PEN	(1,798,493)	(696,011)	(702,550)	(6,539)
Philippine Peso	USD per PHP	(120,118,546)	(2,935,679)	(2,941,027)	(5,348)
Polish Zloty	EUR per PLN	(5,724,858)	(1,849,274)	(1,839,377)	9,897
Polish Zloty	USD per PLN	(9,162,119)	(2,908,130)	(2,929,130)	(21,000)
Russian Ruble	USD per RUB	(79,978,189)	(2,565,462)	(2,589,734)	(24,272)
Singapore Dollar	USD per SGD	(6,087,960)	(4,989,403)	(4,984,714)	4,689
South African Rand	USD per ZAR	(16,423,599)	(1,872,573)	(1,924,111)	(51,538)
South Korean Won	USD per KRW	(2,267,185,529)	(2,098,733)	(2,116,314)	(17,581)
Swedish Krona	EUR per SEK	(6,545,226)	(1,055,934)	(1,071,511)	(15,577)
Swedish Krona	NOK per SEK	(1,173,704)	(177,933)	(179,943)	(2,010)
Swedish Krona	USD per SEK	(49,396,101)	(7,448,343)	(7,573,005)	(124,662)
Swiss Franc	USD per CHF	(646,311)	(706,096)	(706,429)	(333)
Taiwan Dollar	USD per TWD	(102,982,045)	(3,559,376)	(3,571,843)	(12,467)
Thai Baht	USD per THB	(5,415,981)	(176,167)	(176,504)	(337)
Turkish Lira	USD per TRY	(10,418,080)	(5,762,877)	(5,783,185)	(20,308)
United States Dollar	CLP per USD	(5,554,984)	(4,367,475)	(4,367,474)	1
			(203,989,587)	(203,783,880)	205,707
TOTAL FORWARD CONTRACTS			$47,373,278	$47,434,284	$61,006

FUTURES CONTRACTS
					Unrealized
	Expiration	Number of	Value At	Value At	Appreciation
Long Contracts	Date	Contracts	Trade Date	December 31, 2012	(Depreciation)
Bond Futures
CBOT 2-Year U.S. Treasury Note	March 2013	124	$27,338,131	$27,341,146	$3,015
CBOT 5-Year U.S. Treasury Note	March 2013	188	23,389,851	23,376,366	(13,485)
CBOT 10-Year U.S. Treasury Note	March 2013	401	53,245,301	53,139,691	(105,610)
CBOT U.S. Long Bond	March 2013	47	6,932,500	6,892,383	(40,117)
CBOT U.S. Ultra Bond	March 2013	1	162,594	159,641	(2,953)
Eurex 2-Year Euro SCHATZ	March 2013	471	52,212,705	52,249,585	36,880
Eurex 5-Year Euro BOBL	March 2013	88	11,248,160	11,303,994	55,834
Eurex 10-Year Euro BUND	March 2013	260	37,866,400	38,215,265	348,865
Eurex 30-Year Euro BUXL	March 2013	4	266,360	281,513	15,153
Eurex French Government Bond	March 2013	4	544,640	549,088	4,448
Eurex Swiss Federal Bond	March 2013	1	151,690	152,018	328
LIFFE Long Gilt Government Bond	March 2013	328	39,005,760	39,100,433	94,673
MSE 10-Year Canadian Bond	March 2013	29	3,930,660	3,920,566	(10,094)
SFE 10-Year Australian Bond	March 2013	32	3,096,000	3,096,075	75
TSE 10-Year Japanese Treasury Bond	March 2013	26	37,349,000	37,138,231	(210,769)
Commodity Futures
CBOT Corn	March 2013	4	139,650	132,662	(6,988)
CBOT Corn	May 2013	21	735,262	691,337	(43,925)
CBOT Corn	July 2013	3	104,588	100,376	(4,212)
CBOT Corn	September 2013	6	186,375	175,387	(10,988)
CBOT Corn	December 2013	5	149,938	139,713	(10,225)
CBOT Soybean	March 2013	5	352,375	338,013	(14,362)
CBOT Soybean	May 2013	24	1,679,100	1,642,488	(36,612)
CBOT Soybean	July 2013	1	69,763	71,213	1,450
CBOT Soybean	November 2013	3	195,413	194,288	(1,125)
CBOT Soybean Meal	March 2013	22	922,680	869,720	(52,960)
CBOT Soybean Meal	May 2013	3	123,540	122,350	(1,190)
CBOT Wheat	March 2013	6	233,400	208,200	(25,200)
CBOT Wheat	May 2013	11	433,263	397,976	(35,287)
CBOT Wheat	July 2013	1	39,688	37,726	(1,962)
CBOT Wheat	September 2013	4	161,400	147,738	(13,662)
CBOT Wheat	December 2013	4	164,150	152,525	(11,625)

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012

					Unrealized
	Expiration	Number of	Value At	Value At	Appreciation
Long Contracts (Continued)	Date	Contracts	Trade Date	December 31, 2012	(Depreciation)
Commodity Futures (Continued)
CME Lean Hogs	February 2013	22	$754,380	$746,800	$(7,580)
CME Lean Hogs	April 2013	1	35,490	34,820	(670)
CME Live Cattle	April 2013	11	582,120	578,130	(3,990)
CMX Copper	March 2013	2	182,625	180,838	(1,787)
CMX Gold	February 2013	7	1,173,060	1,127,370	(45,690)
CMX Silver	March 2013	6	906,810	812,685	(94,125)
EOP Milling Wheat	March 2013	2	24,875	23,423	(1,452)
ICE Brent Crude Oil	January 2013	176	19,555,360	20,258,350	702,990
ICE Brent Crude Oil	February 2013	4	439,560	442,950	3,390
ICE Gasoil	February 2013	8	741,600	733,975	(7,625)
ICE Gasoil	March 2013	46	4,251,550	4,282,575	31,025
LME Aluminum	March 2013	20	1,035,875	1,013,597	(22,278)
LME Copper	March 2013	4	793,025	782,545	(10,480)
LME Lead	February 2013	7	406,000	416,975	10,975
LME Lead	March 2013	8	465,400	478,886	13,486
LME Zinc	February 2013	5	258,500	258,677	177
LME Zinc	March 2013	31	1,611,225	1,618,725	7,500
MGE Red Wheat	March 2013	1	43,275	40,138	(3,137)
NYBOT FCOJ-A	March 2013	1	17,603	14,175	(3,428)
NYMEX Heating Oil	February 2013	15	1,910,034	1,907,690	(2,344)
NYMEX Heating Oil	March 2013	6	760,234	774,291	14,057
NYMEX Heating Oil	April 2013	1	125,815	126,878	1,063
NYMEX Heating Oil	May 2013	1	127,000	125,249	(1,751)
NYMEX Heating Oil	June 2013	1	126,319	126,470	151
NYMEX Natural Gas	February 2013	13	435,630	429,280	(6,350)
NYMEX Natural Gas	April 2013	2	68,060	67,340	(720)
NYMEX Natural Gas	May 2013	3	103,590	101,750	(1,840)
NYMEX Natural Gas	June 2013	2	70,160	68,680	(1,480)
NYMEX Palladium	March 2013	3	211,005	218,700	7,695
NYMEX Platinum	April 2013	3	231,360	230,450	(910)
NYMEX RBOB Gasoline	February 2013	34	3,943,708	4,042,349	98,641
NYMEX RBOB Gasoline	March 2013	1	116,071	117,037	966
NYMEX WTI Crude	February 2013	21	1,928,220	1,974,340	46,120
WCE Canola	March 2013	2	23,596	23,405	(191)
Currency Futures
CME Australian Dollar	March 2013	268	27,671,000	27,380,100	(290,900)
CME British Pound	March 2013	161	16,341,500	16,444,588	103,088
CME Canadian Dollar	March 2013	97	9,735,890	9,681,375	(54,515)
CME Euro	March 2013	37	6,108,700	6,128,556	19,856
CME Japanese Yen	March 2013	16	2,310,000	2,225,100	(84,900)
CME Mexican Peso	March 2013	48	1,843,800	1,822,425	(21,375)
CME New Zealand Dollar	March 2013	68	5,590,960	5,492,330	(98,630)
CME Swedish Krona	March 2013	14	4,297,440	4,392,920	95,480
CME Swiss Franc	March 2013	7	957,950	960,700	2,750
Deposit Rate Futures
MSE 3-Month Canadian Bankers' Acceptance	June 2013	23	5,672,950	5,669,054	(3,896)
MSE 3-Month Canadian Bankers' Acceptance	March 2014	7	1,724,450	1,722,992	(1,458)
Index Futures
CBOT E-Mini DJIA Index	March 2013	27	1,758,645	1,741,685	(16,960)
CME E-Mini NASDAQ 100 Index	March 2013	89	4,726,345	4,685,100	(41,245)
CME E-Mini S&P 500® Index	March 2013	288	20,448,000	20,297,710	(150,290)
CME E-Mini S&P MidCap 400 Index	March 2013	25	2,545,250	2,540,090	(5,160)
CME Nikkei 225 Index	March 2013	7	369,950	401,250	31,300
EOE Amsterdam Index	January 2013	70	4,803,400	4,762,151	(41,249)
EOP CAC 40 Index	January 2013	197	7,174,740	7,114,754	(59,986)
Eurex DAX Index	March 2013	49	9,332,662	9,243,994	(88,668)
Eurex Euro STOXX 50 Index	March 2013	86	2,248,900	2,221,075	(27,825)
Eurex Euro-BTP Italian Bond Index	March 2013	3	332,040	331,987	(53)
HKG Hang Seng China Enterprises Index	January 2013	25	14,313,750	14,329,780	16,030
HKG Hang Seng Index	January 2013	48	54,417,600	54,418,561	961
LIFFE FTSE 100 Index	March 2013	101	5,906,480	5,778,034	(128,446)
MIL FTSE per MIB Index	March 2013	51	4,157,520	4,145,898	(11,622)
MSE S&P per TSX 60 Index	March 2013	42	5,975,760	6,046,865	71,105
NYF Russell 2000 Mini Index	March 2013	45	3,809,700	3,862,480	52,780
OSE Nikkei 225 Index	March 2013	37	3,844,300	4,088,635	244,335
OSE Nikkei 225 Mini Index	March 2013	155	1,610,450	1,725,687	115,237
SAFEX FTSE per JSE Top 40 Index	March 2013	14	4,913,020	4,920,087	7,067
SFE SPI 200 Index	March 2013	72	8,308,800	8,356,257	47,457
SGX MSCI Singapore Index	January 2013	15	1,080,300	1,081,561	1,261
SGX MSCI Taiwan Index	January 2013	45	1,237,500	1,245,580	8,080
SGX Nikkei 225 Index	March 2013	42	2,178,750	2,352,757	174,007

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012

					Unrealized
	Expiration	Number of	Value At	Value At	Appreciation
Long Contracts (Continued)	Date	Contracts	Trade Date	December 31, 2012	(Depreciation)
Index Futures (Continued)
SGX S&P CNX Nifty Index	January 2013	192	$2,285,952	$2,286,625	$673
SSE OMXS30 Index	January 2013	152	16,837,800	16,837,402	(398)
TSE TOPIX Index	March 2013	14	1,206,100	1,311,046	104,946
Interest Rate Futures
CBOT 30-Day Federal Funds	May 2013	1	416,158	416,116	(42)
CBOT 30-Day Federal Funds	June 2013	1	416,137	416,075	(62)
CBOT 5-Year Interest Rate Swap	March 2013	1	115,078	114,672	(406)
CME 3-Month Eurodollar	March 2013	35	8,723,750	8,726,263	2,513
CME 3-Month Eurodollar	June 2013	158	39,371,625	39,367,025	(4,600)
CME 3-Month Eurodollar	September 2013	27	6,726,712	6,725,587	(1,125)
CME 3-Month Eurodollar	December 2013	304	75,715,000	75,708,300	(6,700)
CME 3-Month Eurodollar	March 2014	94	23,404,825	23,401,200	(3,625)
CME 3-Month Eurodollar	June 2014	297	73,915,875	73,893,813	(22,062)
CME 3-Month Eurodollar	September 2014	53	13,183,750	13,183,725	(25)
CME 3-Month Eurodollar	December 2014	24	5,966,400	5,968,988	2,588
CME 3-Month Eurodollar	March 2015	27	6,708,150	6,710,350	2,200
CME 3-Month Eurodollar	June 2015	33	8,193,075	8,193,163	88
CME 3-Month Eurodollar	September 2015	21	5,209,312	5,208,275	(1,037)
CME 3-Month Eurodollar	December 2015	3	743,362	743,562	200
LIFFE 2-Year Euro SwapNote	March 2013	2	222,280	222,102	(178)
LIFFE 3-Month Euro Euribor	June 2013	374	93,341,050	93,329,418	(11,632)
LIFFE 3-Month Euro Euribor	September 2013	275	68,615,937	68,595,791	(20,146)
LIFFE 3-Month Euro Euribor	December 2013	253	63,104,525	63,082,597	(21,928)
LIFFE 3-Month Euro Euribor	March 2014	127	31,667,450	31,660,454	(6,996)
LIFFE 3-Month Euro Euribor	June 2014	103	25,672,750	25,674,961	2,211
LIFFE 3-Month Euro Euribor	September 2014	64	15,944,800	15,954,749	9,949
LIFFE 3-Month Euro Euribor	December 2014	42	10,457,475	10,466,121	8,646
LIFFE 3-Month Euro Euribor	March 2015	17	4,230,450	4,239,508	9,058
LIFFE 3-Month Euro Euribor	June 2015	20	4,973,500	4,983,581	10,081
LIFFE 3-Month Euro Euribor	September 2015	12	2,981,850	2,986,717	4,867
LIFFE 3-Month Euro Euribor	December 2015	3	744,750	745,459	709
LIFFE 3-Month Euro Swiss Franc	June 2013	7	1,750,875	1,748,688	(2,187)
LIFFE 3-Month Euro Swiss Franc	September 2013	22	5,503,850	5,497,673	(6,177)
LIFFE 3-Month Euro Swiss Franc	December 2013	11	2,752,200	2,749,439	(2,761)
LIFFE 90-Day Sterling	March 2013	54	6,714,225	6,713,352	(873)
LIFFE 90-Day Sterling	June 2013	170	21,133,125	21,124,312	(8,813)
LIFFE 90-Day Sterling	September 2013	146	18,147,800	18,135,738	(12,062)
LIFFE 90-Day Sterling	December 2013	130	16,155,750	16,143,648	(12,102)
LIFFE 90-Day Sterling	March 2014	132	16,401,000	16,388,471	(12,529)
LIFFE 90-Day Sterling	June 2014	106	13,165,200	13,152,042	(13,158)
LIFFE 90-Day Sterling	September 2014	14	1,737,925	1,736,971	(954)
LIFFE 90-Day Sterling	December 2014	17	2,109,275	2,108,544	(731)
LIFFE 90-Day Sterling	March 2015	16	1,984,400	1,983,913	(487)
LIFFE 90-Day Sterling	June 2015	17	2,107,362	2,107,890	528
LIFFE 90-Day Sterling	September 2015	8	991,200	991,708	508
LIFFE 90-Day Sterling	December 2015	1	123,813	123,935	122
SFE 90-Day Australian Bank Accepted Bill	March 2013	42	40,824,000	40,833,822	9,822
SFE 90-Day Australian Bank Accepted Bill	June 2013	39	37,958,700	37,971,760	13,060
SFE 90-Day Australian Bank Accepted Bill	September 2013	16	15,574,400	15,582,254	7,854
SFE 90-Day Australian Bank Accepted Bill	December 2013	19	18,483,200	18,489,236	6,036
SFE 90-Day Australian Bank Accepted Bill	March 2014	17	16,520,600	16,524,563	3,963
SFE 90-Day Australian Bank Accepted Bill	June 2014	17	16,505,300	16,506,511	1,211
SFE 90-Day Australian Bank Accepted Bill	September 2014	8	7,760,000	7,761,539	1,539
TFX 3-Month Euroyen	June 2013	14	34,921,250	34,921,914	664
TFX 3-Month Euroyen	September 2013	23	57,382,125	57,384,462	2,337
TFX 3-Month Euroyen	December 2013	8	19,959,000	19,960,400	1,400
			1,581,400,427	1,581,925,798	525,371

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012

					Unrealized
	Expiration	Number of	Value At	Value At	Appreciation
Short Contracts	Date	Contracts	Trade Date	December 31, 2012	(Depreciation)
Bond Futures
CBOT 2-Year U.S. Treasury Note	March 2013	(42)	$(9,259,690)	$(9,260,346)	$(656)
CBOT 5-Year U.S. Treasury Note	March 2013	(16)	(1,990,626)	(1,992,837)	(2,211)
CBOT 10-Year U.S. Treasury Note	March 2013	(20)	(2,655,626)	(2,644,053)	11,573
Eurex 10-Year Euro BUND	March 2013	(23)	(3,349,720)	(3,388,712)	(38,992)
MSE 10-Year Canadian Bond	March 2013	(288)	(39,035,520)	(39,006,446)	29,074
PMI 10-Year Swedish Government Bond	March 2013	(2)	(2,820,800)	(2,816,671)	4,129
SFE 3-Year Australian Bond	March 2013	(24)	(2,335,920)	(2,341,665)	(5,745)
SFE 10-Year Australian Bond	March 2013	(124)	(11,997,000)	(11,989,137)	7,863
TSE 10-Year Japanese Treasury Bond	March 2013	(3)	(4,309,500)	(4,305,460)	4,040
Commodity Futures
CBOT Corn	March 2013	(42)	(1,466,325)	(1,436,625)	29,700
CBOT Corn	May 2013	(1)	(35,013)	(32,000)	3,013
CBOT Rough Rice	March 2013	(1)	(30,350)	(29,670)	680
CBOT Soybean	March 2013	(27)	(1,902,825)	(1,894,200)	8,625
CBOT Soybean Oil	March 2013	(72)	(2,147,040)	(2,143,620)	3,420
CBOT Soybean Oil	May 2013	(6)	(180,648)	(178,500)	2,148
CBOT Wheat	March 2013	(40)	(1,556,000)	(1,516,704)	39,296
CBOT Wheat	May 2013	(2)	(78,775)	(73,675)	5,100
CME Feeder Cattle	January 2013	(1)	(75,700)	(78,188)	(2,488)
CME Feeder Cattle	March 2013	(1)	(77,138)	(76,450)	688
CME Lean Hogs	April 2013	(4)	(141,960)	(139,170)	2,790
CME Live Cattle	February 2013	(31)	(1,640,520)	(1,636,110)	4,410
CME Live Cattle	April 2013	(4)	(218,200)	(220,460)	(2,260)
CMX Copper	March 2013	(6)	(547,875)	(561,863)	(13,988)
CMX Gold	February 2013	(17)	(2,848,860)	(2,838,880)	9,980
CMX Silver	March 2013	(2)	(302,270)	(304,015)	(1,745)
EOP Rapeseed	January 2013	(5)	(114,062)	(113,419)	643
ICE Brent Crude Oil	February 2013	(133)	(14,615,370)	(15,073,450)	(458,080)
ICE Gasoil	January 2013	(2)	(185,400)	(186,325)	(925)
ICE Gasoil	February 2013	(37)	(3,429,900)	(3,459,525)	(29,625)
KCBT Hard Red Winter Wheat	March 2013	(4)	(166,200)	(166,863)	(663)
LIFFE Cocoa	March 2013	(3)	(43,050)	(41,685)	1,365
LIFFE Robusta Coffee	March 2013	(9)	(173,160)	(177,250)	(4,090)
LIFFE Robusta Coffee	May 2013	(1)	(19,330)	(19,690)	(360)
LIFFE White Sugar	February 2013	(5)	(130,925)	(136,030)	(5,105)
LME Aluminum	February 2013	(26)	(1,339,650)	(1,321,001)	18,649
LME Aluminum	March 2013	(2)	(103,588)	(100,588)	3,000
LME Copper	January 2013	(1)	(197,812)	(202,146)	(4,334)
LME Copper	February 2013	(12)	(2,377,125)	(2,355,907)	21,218
LME Copper	March 2013	(1)	(198,256)	(200,779)	(2,523)
LME Nickel	February 2013	(1)	(102,210)	(101,231)	979
LME Zinc	March 2013	(6)	(311,850)	(311,913)	(63)
MDE Crude Palm Oil	February 2013	(2)	(119,750)	(120,290)	(540)
NYBOT Cocoa	March 2013	(9)	(201,240)	(198,610)	2,630
NYBOT Cocoa	May 2013	(6)	(134,760)	(123,140)	11,620
NYBOT Coffee	March 2013	(39)	(2,103,075)	(1,985,119)	117,956
NYBOT Coffee	May 2013	(1)	(55,012)	(50,381)	4,631
NYBOT Cotton #2	March 2013	(15)	(563,550)	(571,235)	(7,685)
NYBOT Cotton #2	May 2013	(1)	(37,930)	(39,190)	(1,260)
NYBOT Sugar #11	February 2013	(97)	(2,119,566)	(2,141,396)	(21,830)
NYBOT Sugar #11	April 2013	(6)	(131,712)	(133,045)	(1,333)
NYMEX Heating Oil	January 2013	(4)	(509,342)	(508,515)	827
NYMEX Natural Gas	January 2013	(37)	(1,239,870)	(1,199,180)	40,690
NYMEX Natural Gas	February 2013	(42)	(1,413,300)	(1,394,380)	18,920
NYMEX Platinum	April 2013	(1)	(77,120)	(78,230)	(1,110)
NYMEX RBOB Gasoline	April 2013	(1)	(121,548)	(122,732)	(1,184)
NYMEX RBOB Gasoline	May 2013	(1)	(120,212)	(121,405)	(1,193)
NYMEX WTI Crude	February 2013	(20)	(1,836,400)	(1,907,530)	(71,130)
NYMEX WTI Crude	March 2013	(25)	(2,306,750)	(2,374,970)	(68,220)
NYMEX WTI Crude	April 2013	(1)	(92,730)	(98,420)	(5,690)
NYMEX WTI Crude	May 2013	(3)	(279,480)	(290,420)	(10,940)
NYMEX WTI Crude	June 2013	(3)	(280,470)	(284,130)	(3,660)
Currency Futures
CME British Pound	March 2013	(29)	(2,943,500)	(2,967,606)	(24,106)
CME Canadian Dollar	March 2013	(57)	(5,721,090)	(5,681,320)	39,770
CME Euro	March 2013	(77)	(12,712,700)	(12,773,450)	(60,750)
CME Japanese Yen	March 2013	(105)	(15,159,375)	(14,573,369)	586,006
CME New Zealand Dollar	March 2013	(2)	(1,948,200)	(1,948,240)	(40)

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012

					Unrealized
	Expiration	Number of	Value At	Value At	Appreciation
Short Contracts (Continued)	Date	Contracts	Trade Date	December 31, 2012	(Depreciation)
Currency Futures (Continued)
CME South African Rand	March 2013	(18)	$(1,050,300)	$(1,084,825)	$(34,525)
CME Swiss Franc	March 2013	(11)	(1,505,350)	(1,519,925)	(14,575)
NYBOT FINEX United States Dollar	March 2013	(29)	(2,316,259)	(2,323,577)	(7,318)
Deposit Rate Futures
LIFFE 3-Month Euro Euribor	March 2013	(120)	(29,949,000)	(29,942,186)	6,814
LIFFE 3-Month Euro Euribor	June 2013	(1)	(249,575)	(249,591)	(16)
LIFFE 3-Month Euro Swiss Franc	March 2013	(7)	(1,750,525)	(1,750,552)	(27)
LIFFE 90-Day Sterling	March 2013	(3)	(373,012)	(373,093)	(81)
LIFFE 90-Day Sterling	September 2013	(15)	(1,864,500)	(1,864,256)	244
LIFFE 90-Day Sterling	December 2013	(35)	(4,349,625)	(4,349,787)	(162)
LIFFE 90-Day Sterling	March 2014	(34)	(4,224,500)	(4,225,475)	(975)
LIFFE 90-Day Sterling	June 2014	(37)	(4,595,400)	(4,595,197)	203
LIFFE 90-Day Sterling	September 2014	(41)	(5,089,638)	(5,089,658)	(20)
LIFFE 90-Day Sterling	December 2014	(51)	(6,327,825)	(6,329,856)	(2,031)
MSE 3-Month Canadian Bankers' Acceptance	March 2013	(47)	(11,596,075)	(11,595,635)	440
MSE 3-Month Canadian Bankers' Acceptance	June 2013	(10)	(2,466,500)	(2,466,425)	75
MSE 3-Month Canadian Bankers' Acceptance	September 2013	(25)	(6,163,750)	(6,161,187)	2,563
MSE 3-Month Canadian Bankers' Acceptance	December 2013	(7)	(1,725,150)	(1,723,994)	1,156
Index Futures
CBOE Volatility Index	January 2013	(1)	(17,700)	(18,740)	(1,040)
CBOE Volatility Index	February 2013	(13)	(240,500)	(248,450)	(7,950)
CME S&P 500® Index	March 2013	(2)	(710,050)	(709,575)	475
MSE S&P per TSX 60 Index	March 2013	(10)	(1,422,800)	(1,443,208)	(20,408)
SGX FTSE/Xinhua China A50 Index	January 2013	(1)	(8,330)	(8,670)	(340)
SSE OML Stockholm OMXS30 Index	January 2013	(10)	(1,107,750)	(1,107,904)	(154)
TSE TOPIX Index	March 2013	(20)	(1,723,000)	(1,888,857)	(165,857)
Interest Rate Futures
CBOT 30-Day Federal Funds	January 2013	(2)	(832,025)	(831,858)	167
CBOT 30-Day Federal Funds	February 2013	(2)	(832,192)	(832,129)	63
CBOT 30-Day Federal Funds	March 2013	(1)	(416,117)	(416,117)	-
CME 3-Month Eurodollar	March 2013	(2)	(498,500)	(498,625)	(125)
CME 3-Month Eurodollar	September 2013	(24)	(5,979,300)	(5,981,137)	(1,837)
CME 3-Month Eurodollar	March 2014	(29)	(7,220,637)	(7,222,337)	(1,700)
CME 3-Month Eurodollar	June 2014	(28)	(6,968,500)	(6,969,112)	(612)
CME 3-Month Eurodollar	September 2014	(22)	(5,472,500)	(5,473,337)	(837)
CME 3-Month Eurodollar	December 2014	(17)	(4,226,200)	(4,227,900)	(1,700)
SFE 30-Day Australian Interbank Cash Rate	January 2013	(6)	(1,435,360)	(1,435,437)	(77)
SFE 90-Day Australian Bank Accepted Bill	March 2013	(12)	(11,664,000)	(11,668,140)	(4,140)
SFE 90-Day Australian Bank Accepted Bill	June 2013	(43)	(41,851,900)	(41,864,179)	(12,279)
TFX 3-Month Euroyen	March 2013	(1)	(24,931,250)	(24,931,293)	(43)
			(369,896,066)	(369,981,786)	(85,720)
TOTAL FUTURES CONTRACTS			$1,211,504,361	$1,211,944,012	$439,651

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2012

Number
of Contracts		Value
	WRITTEN OPTIONS CONTRACTS
	CALL OPTIONS
	CME S&P 500® E-Mini Futures
(73)	Exercise Price: $1,525, Expiration Date: March 18, 2013	$(15,513)

	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $17,523)	$(15,513)

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
CHF - Swiss Franc
CLP - Chilean Peso
CNY - Chinese Yuan
COP - Columbian Peso
CZK - Czech Republic Koruna
EUR - Euro
GBP - British Pound
HUF - Hungarian Forint
IDR - Indonesian Rupiah
ILS - Israeli Shekel
INR - Indian Rupee
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PHP - Philippine Peso
PLN - Polish Zloty
RUB - Russian Ruble
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thai Baht
TRY - Turkish Lira
TWD - Taiwan Dollar
USD - United States Dollar
ZAR - South African Rand

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of December 31, 2012

Security Type	Percent of Total Net Assets
Commercial Paper	43.7%
Corporate Bonds	28.7%
U.S. Government Agencies	7.6%
Short-Term Investments	0.0%
Purchased Options Contracts	0.0%
Total Investments	80.0%
Other Assets in Excess of Liabilities	20.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of Decmber 31, 2012

Assets:
Investments, at value (cost $92,707,335)	$92,758,012
Purchased options contracts, at value (cost $78,489)	44,385
Segregated cash at Broker	18,188,741
Segregated cash at Custodian	7,616,563
Receivables:
Unrealized appreciation on open futures contracts	3,745,157
Unrealized appreciation on open forward contracts	2,488,220
Fund shares sold	1,718,595
Interest	272,255
Due from Broker	1,124,223
Prepaid expenses	19,604
Total assets	127,975,755

Liabilities:
Written options contracts, at value (proceeds $17,523)	15,513
Payables:
Investment securities purchased	5,000,000
Unrealized depreciation on open futures contracts	3,305,506
Unrealized depreciation on open forward contracts	2,427,214
Fund shares redeemed	482,240
Incentive fees	308,684
Management fees	160,002
Advisory fees	119,159
Subadvisory fees	7,570
Distribution Plan - Class A (Note 7)	672
Custody fees	59,450
Fund accounting fees	29,018
Administration fees	14,625
Chief Compliance Officer fees	7,712
Transfer agent fees and expenses	6,791
Interest	705
Trustees' fees and expenses	585
Accrued other expenses	72,673
Total liabilities	12,018,119
Net Assets	$115,957,636

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$122,771,623
Accumulated net investment loss	(5,909,340)
Accumulated net realized loss on investments, foreign currency transactions, forward
contracts, futures contracts and options contracts	(1,666,192)
Net unrealized appreciation (depreciation) on:
Investments	50,677
Foreign currency translations	242,305
Forward contracts	61,006
Futures contracts	439,651
Purchased options contracts	(34,104)
Written options contracts	2,010
Net Assets	$115,957,636

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$2,194,312
Shares of beneficial interest issued and outstanding	230,785
Redemption price per share	9.51
Maximum sales charge (5.50%* of offering price)	0.55
Maximum offering price to public	$10.06

Class I Shares:
Net assets applicable to shares outstanding	$113,763,324
Shares of beneficial interest issued and outstanding	11,928,644
Offering and Redemption price	$9.54

*	No Sales charge on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions withing 18 months of the date of purchase.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

Investment Income:
Interest	$856,539
Total investment income	856,539

Expenses:
Advisory fees	2,490,075
Management fees	2,376,755
Incentive fees	1,164,755
Offering costs	483,478
Administration fees	372,771
Miscellaneous	236,588
Subadvisory fees	130,335
Custody fees	129,233
Legal fees	114,250
Interest expense	112,830
Fund accounting fees	70,145
Transfer agent fees and expenses	60,539
Registration fees	49,604
Auditing fees	37,255
Chief Compliance Officer fees	28,579
Shareholder reporting fees	23,025
Trustees' fees and expenses	8,242
Insurance fees	2,572
Distribution fees - Class A (Note 7)	1,223

Total expenses	7,892,254
Advisory fees waived	(735,923)
Net expenses	7,156,331
Net investment loss	(6,299,792)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Contracts,
Futures Contracts and Options Contracts:
Net realized gain (loss) on:
Investments	28,446
Foreign currency transactions	(103,494)
Forward contracts	532,832
Futures contracts	6,611,532
Purchased options contracts	(907,586)
Written options contracts	388,187
Net realized gain	6,549,917
Net change in unrealized appreciation/depreciation on:
Investments	102,603
Foreign currency translations	209,530
Forward contracts	262,799
Futures contracts	(3,096,774)
Purchased options contracts	(61,520)
Written options contracts	(2,240)
Net change in unrealized appreciation/depreciation	(2,585,602)

Net realized and unrealized gain on investments, foreign currency,
forward contracts, future contracts and options contracts	3,964,315

Net Decrease in Net Assets from Operations	$(2,335,477)

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Period September 13, 2011* to December 31, 2011
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(6,299,792)	$(2,217,026)
Net realized gain (loss) on investments, foreign currency transactions,
forward contracts, futures contracts and options contracts	6,549,917	(8,154,333)
Net change in unrealized appreciation/depreciation on investments, foreign currency translations, forward contracts, futures contracts
and options contracts	(2,585,602)	3,347,147
Net decrease in net assets resulting from operations	(2,335,477)	(7,024,212)

Capital Transactions:
Net proceeds from shares sold:
Class A	2,341,520	56,031
Class I	82,198,138	240,839,202
Cost of shares redeemed:
Class A1	(194,746)	(29)
Class I2	(178,724,371)	(21,198,420)
Net increase (decrease) in net assets from capital transactions	(94,379,459)	219,696,784

Total increase (decrease) in net assets	(96,714,936)	212,672,572

Net Assets:
Beginning of period	212,672,572	-
End of period	$115,957,636	$212,672,572

Accumulated net investment loss	$(5,909,340)	$(1,484,160)

Capital Share Transactions:
Shares sold:
Class A	245,143	5,813
Class I	8,553,430	24,140,365
Shares redeemed:
Class A	(20,168)	(3)
Class I	(18,577,961)	(2,187,190)
Net increase (decrease) in net assets from capital share transactions	(9,799,556)	21,958,985

*	Commencement of operations.
1	Net of redemption fee proceeds of $19 and $0, respectively.
2	Net of redemption fee proceeds of $1,741 and $1,711, respectively.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the		For the Period
	Year Ended		September 13, 2011*
	December 31, 2012		to December 31, 2011
Net asset value, beginning of period	$9.68		$10.00
Income from Investment Operations:
Net investment loss1	(0.40)		(0.11)
Net realized and unrealized gain (loss) on investments	0.23		(0.21)
Total from investment operations	(0.17)		(0.32)

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$9.51		$9.68

Total return3	(1.76)%		(3.20)%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,194		$56

Ratios including the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	5.33%		4.82%	5
Ratio of net expenses to average net assets	4.78%		4.30%	5
Ratio of net investment loss to average net assets	(4.22)%		(3.80)%	5

Ratios excluding the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	2.58%		2.55%	5
Ratio of net expenses to average net assets	2.10%		2.10%	5
Ratio of net investment loss to average net assets	(1.38)%		(1.60)%	5

Portfolio turnover rate	72%		18%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Does not include payment of maximum sales charge of 5.50%.  If the sales charges were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the		For the Period
	Year Ended		September 13, 2011*
	December 31, 2012		to December 31, 2011
Net asset value, beginning of period	$9.68		$10.00
Income from Investment Operations:
Net investment loss1	(0.39)		(0.10)
Net realized and unrealized gain (loss) on investments	0.25		(0.22)
Total from investment operations	(0.14)		(0.32)

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$9.54		$9.68

Total return	(1.45)%		(3.20)%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$113,763		$212,616

Ratios including the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	5.08%		4.57%	4
Ratio of net expenses to average net assets	4.53%		4.05%	4
Ratio of net investment loss to average net assets	(3.97)%		(3.55)%	4

Ratios excluding the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	2.33%		2.30%	4
Ratio of net expenses to average net assets	1.85%		1.85%	4
Ratio of net investment loss to average net assets	(1.13)%		(1.35)%	4

Portfolio turnover rate	72%		18%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2012

Note 1 – Organization
Ramius Trading Strategies Managed Futures Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective seeks to achieve positive absolute returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500® Index. The Fund commenced investment operations on September 13, 2011.

(a) Consolidation of Subsidiary – Ramius Trading Strategies MF Ltd.
The Consolidated Schedules of Investments, Statement of Assets and Liabilities, Statements of Operations, Statement of Changes in Net Assets and Financial Highlights of the Ramius Trading Strategies Managed Futures Fund includes the account of Ramius Trading Strategies MF Ltd. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Ramius Trading Strategies Managed Futures Fund may invest up to 25% of its total assets in Ramius Trading Strategies MF Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is advised by Ramius Trading Strategies LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information.  The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “CTA”) pursuant to such CTA’s commodity-related investment program (a “managed futures program”).  Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund.  The inception date of the Subsidiary was September 20, 2011.  As of December 31, 2012, net assets of the Fund were $115,957,636, of which $26,893,459, or approximately 23.2%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities, including commercial paper, with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time.  Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c)  Segregated Cash and Due from Broker
The Fund is required to segregate cash held as collateral with UMB Bank, n.a. to cover forward contracts outstanding and can be found on the Consolidated Statement of Assets and Liabilities (“SAL”) as “Segregated cash at Custodian”.  The collateral for futures contracts is held with Morgan Stanley and can be found on the SAL as “Segregated cash at Broker”.  When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets which act as collateral (“initial margin”).  The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits.

The “Due from Broker” line on the SAL consists of U.S. and foreign currency deposited at Morgan Stanley used for executing trades in relation to futures contracts.

Market value of foreign currency within the above accounts totaled $1,374,522 (cost of $1,132,252).

(d) Forward Contracts
The Fund may utilize forward foreign currency contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.

(e) Futures Contracts
The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  The Fund intends primarily to invest in futures contracts and options on them through the Trading Entities.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place.  Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.  As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale.  In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

(f) Futures Options
The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes.  A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Transactions in written futures options contracts for the year ended December 31, 2012 were as follows:

	Number of Contracts	Premiums Amount
Outstanding at December 31, 2011	(4)	$(7,710)
Options written	(808)	(458,488)
Options closed	193	160,216
Options expired	546	288,459
Outstanding at December 31, 2012	(73)	$(17,523)

(g)  Investment and Associated Risks
In general, the Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds.  During the normal course or business, the Subsidiary purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Managed futures strategy/commodities risk.  Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities.  The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters;

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

Derivatives risk.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts.  The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading.  However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges.  A small investment in derivative instruments could have a potentially large impact on the Fund’s performance.

Market risk.  The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund.  Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Counterparty, commodities future merchant and prime brokerage risk. Changes in the credit quality of the companies that serve as the Fund’s prime brokers, commodities future merchants or counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. If a prime broker, commodities future merchant or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Liquidity risk.  The Fund is subject to liquidity risk primarily due to its investments in derivatives.  When there is little or no active trading market for specific types of securities, the Fund may have difficulty selling the securities at or near their perceived value.  In such a market, the value of such securities and the Fund’s share price may fall dramatically.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Currency risk.  The Fund may invest directly or indirectly in currency indices or baskets.  Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.  Where the Fund has tried to hedge its exposure to a decline in the value of a foreign currency relative to the U.S dollar, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates for foreign countries may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies.  Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Tax risk.  To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.”  Income derived from direct investments in commodities is not “qualifying income.”  In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.”  It is

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.”  The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.”  In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent.  Moreover, the Fund understands that the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area.  The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings.  The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.”  In the absence of a ruling, however, there can be no certainty in this regard.  It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.”  The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.  If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

(h) Investment Transactions, Investment Income and Expenses
Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $627,173, which were amortized over a one-year period from September 13, 2011 (commencement of operations).  The Subsidiary incurred offering costs of approximately $48,112, which were amortized over a one-year period from September 21, 2011.

(i) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Trading Strategies, LLC (the “Advisor”). The Advisor is registered with the CFTC as a commodity pool operator (“CPO”) and has been since prior to the Fund’s inception.  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.60% of the Fund’s average daily net assets.  The Advisor also is the investment advisor for the Subsidiary.  The Subsidiary has agreed to pay the Advisor a monthly investment advisor fee at the annual rate of 1.60% of the Subsidiary’s average daily net assets.  The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to the Advisor by the Subsidiary.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding any (i) Subsidiary expenses, including Trading Entity expenses, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until April 30, 2013, and may be terminated by the Trust’s Board of Trustees.

For the year ended December 31, 2012, the Advisor waived $735,923 of its advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they are waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At December 31, 2012, the amount of these potentially recoverable expenses was $1,013,231. The Advisor may recapture a portion of the following amounts no later than December 31 of the years stated below:

2014:	$277,308
2015:	735,923

The Trust, on behalf of the Fund, has also entered into an Investment Subadvisory Agreement (the “Subadvisory Agreement”) with Horizon Cash Management LLC (the “Subadvisor”).  Under the terms of the Subadvisory Agreement, the Fund pays a monthly investment subadvisory fee to the Subadvisor at the annual rate of 0.12% on the fixed income portion of the Fund’s average daily net assets.  The Subadvisor is paid by the Fund and not the Advisor.

During the year ended December 31, 2012, the Subsidiary engaged Aspect Capital Limited (“Aspect”), Cantab Capital Partners LLP (“Cantab”), Fulcrum Asset Management Limited/Fulcrum Asset Management LLP (“Fulcrum”), IPM Informed Portfolio Management AB (“IPM”), Lynx Asset Management AB (“Lynx”) and Winton Capital Management Limited (“Winton”); each a CTA, to provide advisory services.

Pursuant to the terms of the Advisory Agreement with the Subsidiary, each CTA is entitled to receive a management fee, accrued daily and paid monthly, based on its assigned “Trading Level”. The “Trading Level” is defined as the Trading Advisor’s strategy exposure allocated to the CTA by the Trading Entity for such period.  Total management fees charged to the Subsidiary for the year ended December 31, 2012 ranged between 0% - 3% and are reported on the Statement of Operations.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

The CTAs are entitled to receive an incentive fee, payable quarterly or semi-annually (each an “Incentive Fee Calculation Date”), in respect of each of the CTA portfolios. Incentive fees are based on the “New Trading Profits” at the end of each Incentive Fee Calculation Date.  “New Trading Profits” equals the excess (if any) of the aggregate Net Asset Value of the CTA portfolio (excluding any interest income earned by the CTA) as of the current incentive Fee Calculation Date over the “High Water Mark”.  The “Net Asset Value” of the CTA portfolio is determined by deducting aggregate liabilities, including all accrued liabilities, from the total aggregate assets of the portfolio.  The “High Water Mark” (adjusted for capital contributions to, and withdrawals from, the CTA) shall be equal to the highest aggregate Net Asset Value of the portfolio after the reduction for the incentive fee then paid, as of any preceding Incentive Fee Calculation Date.  Total incentive fees charged to the Subsidiary for the year ended December 31, 2012 ranged between 15% – 30% and are reported on the Statement of Operations.

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.  J.D. Clark & Co., an affiliate of UMBFS, serves as the Subsidiary’s fund accountant.

For the year ended December 31, 2012, there were $8,753 of selling commissions retained by the Fund’s distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2012 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2012, the cost of investments on a tax basis and gross unrealized appreciation and (depreciation) on investments at the Fund level for federal income tax purposes were as follows:

Cost of investments	$92,707,335

Gross unrealized appreciation	$53,121
Gross unrealized depreciation	(2,444)
Net unrealized appreciation on investments	$50,677

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2012, permanent differences in book and tax accounting have been reclassified to paid in capital, undistributed net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,812,835)	$1,874,612	$(61,777)

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

As of December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	1,436
Tax accumulated earnings	1,436

Accumulated capital and other losses	-
Net unrealized appreciation (depreciation) on investments	50,677
Other differences	(6,866,100)
Total accumulated deficit	$(6,813,987)

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, and other adjustments at the Subsidiary level.  These differences may or may not be utilized in future tax years.

For U.S. federal income tax purposes, the Subsidiary is treated as a corporation and each of the Trading Entities is treated as a “disregarded entity”.  As a result, the Subsidiary is treated as conducting the activities, and recognizing the income, of each Trading Entity. The Subsidiary is subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary is subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount”, as defined in Section 884 of the Code, attributable to effectively connected income. The activities of the Subsidiary and the Trading Entities are conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one‘s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income in the future. The imposition of U.S. federal tax on the Subsidiary‘s effectively connected income could significantly reduce the Fund‘s returns.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase.  For the year ended December 31, 2012, the Fund received $1,760 in redemption fees.

Note 6 – Investment Transactions
For the year ended December 31, 2012, purchases and sales of investments, excluding short-term investments and Subsidiary activity, were $57,940,412 and $117,759,170, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended December 31, 2012, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 32	Total
Assets
Investments
Commercial Paper	$-	$50,721,850	$-	$50,721,850
Corporate Bonds	-	33,219,677	-	33,219,677
U.S. Government Agencies	-	8,759,670	-	8,759,670
Purchased Options Contracts	44,385	-		44,385
Short-Term Investments	56,815	-	-	56,815
Total Investments	$101,200	$92,701,197	$-	$92,802,397
Other Financial Instruments1
Forward Contracts	$-	$2,488,220	$-	$2,488,220
Futures Contracts	3,745,157	-	-	3,745,157
Total Other Financial Instruments	$3,745,157	$2,488,220	$-	$6,233,377
Total Assets	$3,846,357	$95,189,417	$-	$99,035,774

Liabilities
Written Options Contracts	$15,513	$-	$-	$15,513
Other Financial Instruments1
Forward Contracts	$-	$2,427,214	$-	$2,427,214
Futures Contracts	3,305,506	-	-	3,305,506
Total Other Financial Instruments	$3,305,506	$2,427,214	$-	$5,732,720
Total Liabilities	$3,321,019	$2,427,214	$-	$5,748,233

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

1
Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts.  Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

2	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts, forward contracts and options contracts during the year ended December 31, 2012.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of December 31, 2012 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on open forward contracts	$2,488,220	Unrealized depreciation on open forward contracts	$2,427,214
Equity contracts	Unrealized appreciation on open futures contracts	3,745,157	Unrealized depreciation on open futures contracts	3,305,506
	Purchased options contracts, at value	44,385	Written options contracts, at value	15,513
Total		$6,277,762		$5,748,233

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Forward Contracts	Purchased Options Contracts	Written Options Contracts	Total
Foreign exchange contracts	$-	$532,832	$-	$-	$532,832
Equity contracts	6,611,532	-	(907,586)	388,187	6,092,133
Total	$6,611,532	$532,832	$(907,586)	$388,187	$6,624,965

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Forward Contracts	Purchased Options Contracts	Written Options Contracts	Total
Foreign exchange contracts	$-	$262,799	$-	$-	$262,799
Equity contracts	(3,096,774)	-	(61,520)	(2,240)	(3,160,534)
Total	$(3,096,774)	$262,799	$(61,520)	$(2,240)	$(2,897,735)

Note 11 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2012

comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

On January 1, 2013, each Trading Entity and the Subsidiary withdrew the 4.13(a)(4) exemptions previously filed with the CFTC and claimed a 4.7 exemption.

On January 1, 2013, IMST Distributors, LLC, (“IMST Distributors”) succeeded GDS as the Distributor to the Fund.  IMST Distributors is not affiliated with the Trust or any of its service providers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Ramius Trading Strategies Managed Futures Fund

We have audited the accompanying consolidated statements of assets and liabilities of the Ramius Trading Strategies Managed Futures Fund (the “Fund”), a series of Investment Managers Series Trust, including the consolidated schedule of investments, as of December 31, 2012, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets and consolidated financial highlights for the year then ended and for the period September 30, 2011 (commencement of operations) to December 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.   Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Ramius Trading Strategies Managed Futures Fund as of December 31, 2012, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets and its consolidated financial highlights for the year then ended and for the period September 30, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2013

Ramius Trading Strategies Managed Futures Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-877-6RAMIUS (1-877-672-6487).  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	53	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	53	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA	53	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	53	None.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	53	None.
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A

Ramius Trading Strategies Managed Futures Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Ramius Trading Strategies Managed Futures Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2012 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 7/1/12 to 12/31/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/12	12/31/12	7/1/12 – 12/31/12
Class A	Actual Performance	$1,000.00	$1,000.00	$24.29
	Hypothetical (5% annual return before expenses)	1,000.00	1,000.71	24.29
Class I	Actual Performance	1,000.00	1,001.00	24.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,000.22	24.79

*
Expenses are equal to the Fund’s annualized expense ratio of 4.83% and 4.93% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

Investment Adviser
Ramius Trading Strategies LLC
599 Lexington Avenue
New York, New York  10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ramius Trading Strategies Managed Futures Fund – Class A	RTSRX	461 418 410
Ramius Trading Strategies Managed Futures Fund – Class I	RTSIX	461 418 394

Privacy Principles of the Ramius Trading Strategies Managed Futures Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ramius Trading Strategies Managed Futures Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ramius Trading Strategies Managed Futures Fund
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$36,000	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$4,000	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/8/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	3/8/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/8/13